[DESCRIPTION]  Form 8-K
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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (date of earliest event reported):   November 30, 1999

                               Anson Bancorp, Inc.
                       -----------------------------------
             (Exact name of registrant as specified in its charter)



       North Carolina                                           56-2073894
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(State or other jurisdiction          (Commission             (IRS Employer
      of incorporation)               File Number)          Identification No.)




                             211 South Greene Street
                               Post Office Box 249
                       Wadesboro, North Carolina 28170-249
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                    (Address of principal executive offices)




Registrant's telephone number, including area code:   (704) 694-2122


                                       N/A
                       -----------------------------------
          (Former name or former address, if changed since last report)
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Item 5.  Other Events

         At the annual meeting of the stockholders of Anson Bancorp, Inc., Wadesboro, North Carolina (the "Company"), held on November 30, 1999, the stockholders of the Company approved the Agreement and Plan of Reorganization and Merger dated August 3, 1999 (the "Agreement") by and between the Company and Uwharrie Capital Corporation, Albemarle, North Carolina ("Uwharrie"). The terms of the Agreement provide that Uwharrie will acquire the Company and the Company's wholly-owned savings bank subsidiary, Anson Savings Bank, Inc. (the "Acquisition") and that in connection with the Acquisition, each of the outstanding shares of the Company's common stock would be converted into the right to receive a cash payment from Uwharrie of $17.30. The parties anticipate that the Acquisition will become effective as of the Company's close of business on January 19, 2000.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               ANSON BANCORP, INC.


Date: December 2, 1999                               By:  /s/ Eugene M. Ward
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                                                     Eugene M. Ward, President
                                                     and Chief Executive Officer




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